iMPG Dolan McEniry Core Plus Fund

Summary Prospectus

Institutional Class Ticker Symbol: IDMIX	April 30, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The iMGP Dolan McEniry Core Plus Fund (the “Dolan McEniry Core Plus Fund”) seeks to provide investors with total return, with a secondary investment objective of preserving capital.

Fund Summary	1

Fees and Expenses of the Dolan McEniry Core Plus Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Dolan McEniry Core Plus Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	0.42%
Other Expenses	0.31%

Total Annual Fund Operating Expenses	0.73%
Less Fee Waiver and/or Expense Reimbursement(1)	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.62%

(1)

Pursuant to a contractual operating expense limitation between iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Dolan McEniry Core Plus Fund, and the Dolan McEniry Core Plus Fund, iM Global has agreed to waive its management fees and/or reimburse the Dolan McEniry Core Plus Fund to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.62% of the Dolan McEniry Core Plus Fund’s average daily net assets through April 30, 2027 for the Institutional Class shares. To the extent the Dolan McEniry Core Plus Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.62%. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense reimbursement; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the cost of investing in the Dolan McEniry Core Plus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dolan McEniry Core Plus Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Dolan McEniry Core Plus Fund’s operating expenses remain the same. The cost for the Dolan McEniry Core Plus Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$63	$199	$372	$875

Portfolio Turnover

The Dolan McEniry Core Plus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Dolan McEniry Core Plus Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Dolan McEniry Core Plus Fund’s performance. During the fiscal year ended December 31, 2025, the Dolan McEniry Core Plus Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

2	Litman Gregory Funds Trust

Principal Strategies

The Dolan McEniry Core Plus Fund invests in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. The Advisor believes that giving a highly disciplined manager latitude in the types of bonds it can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Dolan McEniry Core Plus Fund to give its sub-advisor (the “sub-advisor” or “manager”) broad flexibility but limit the sub-advisor to its highest-conviction ideas. The Advisor is responsible for recommending which sub-advisors to hire or remove. Before hiring a sub-advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.

All securities will be U.S. dollar denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation. Under normal market conditions, the Dolan McEniry Core Plus Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. In addition to investments in corporate bonds issued by U.S. issuers, the Dolan McEniry Core Plus Fund may invest in corporate bonds issued by foreign corporations. With respect to the Dolan McEniry Core Plus Fund’s net assets allocated to investments in corporate bonds, the Dolan McEniry Core Plus Fund invests approximately 75% in corporate bonds that are determined by the sub-advisor to be investment grade, and approximately 25% in high yield bonds (also known as “junk bonds”). The Dolan McEniry Core Plus Fund’s investments in investment grade corporate bonds will be rated investment grade (BBB-by Standard & Poor’s or equivalent) by at least one major credit rating agency identified as a nationally recognized statistical rating organization (“NRSRO”), or if unrated, determined to be of comparable quality by the sub-advisor. The Dolan McEniry Core Plus Fund may invest up to 20% of its net assets in U.S. Government and Treasury securities. The Dolan McEniry Core Plus Fund will not make any change in its investment policy of investing at least 80% of its net assets in corporate bonds without first providing shareholders with at least 60 days’ prior written notice.

The sub-advisor anticipates that the Dolan McEniry Core Plus Fund’s duration will reflect that of the Bloomberg U.S. Intermediate Credit Index, plus or minus 50%. For example, if the duration of the Bloomberg U.S. Intermediate Credit Index is 5 years, the Dolan McEniry Core Plus Fund’s duration may be 2.5–7.5 years. As of March 31, 2026, the duration of the Bloomberg U.S. Intermediate Credit Index was 4.09 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.

The Dolan McEniry Core Plus Fund’s investment universe consists of corporate investment grade bonds, high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. When making decisions to buy or sell an investment for the Dolan McEniry Core Plus Fund, the sub-advisor utilizes bottom-up investment analysis which focuses on credit analysis and selection of undervalued bonds. The sub-advisor analyzes companies’ financial statements and creates financial models to assess trends in revenue, margins, earnings, cash earnings, investments in working capital and fixed assets, debt levels and cash balances, and other items, ranking each company by risk and return. The sub-advisor then applies qualitative diligence reviews of each company, taking into consideration pricing, liquidity, event risk and duration to select specific investments for the Dolan McEniry Core Plus Fund’s portfolio. The sub-advisor’s investment process is designed to identify undervalued corporate bonds – those that trade at wide spreads to U.S. Treasury securities yet are issued by companies that, in the sub-advisor’s assessment, generate sufficient cash flow to meet their debt obligations. The sub-advisor ranks securities with equal weighting given to risk (cash flow coverage of debt obligations) and return (spread to U.S. Treasuries). The process identifies what the sub-advisor deems to be the most undervalued bonds. The sub-advisor will consider selling a security if the company’s fundamentals deteriorate to an unacceptable degree according to the sub-advisor’s free cash flow credit analysis; the security has appreciated in price to a level that makes it no longer attractive in the sub-advisor’s ranking system; or if the sub-advisor identifies a more attractive investment opportunity. Concentration of investments in certain sectors – including, but not limited to, the consumer staples and industrial sectors – may occur from time to time as a result of the implementation of the Dolan McEniry Core Plus Fund’s investment strategy by the manager, but sector focus is not a principal strategy of the Dolan McEniry Core Plus Fund.

Fund Summary	3

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Dolan McEniry Core Plus Fund. An investment in the Dolan McEniry Core Plus Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Dolan McEniry Core Plus Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Dolan McEniry Core Plus Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

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Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the Dolan McEniry Core Plus Fund may be indirectly exposed to such risks associated with corporate debt obligations.

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Market Risk. The value of the Dolan McEniry Core Plus Fund’s shares will fluctuate based on the performance of the Dolan McEniry Core Plus Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Dolan McEniry Core Plus Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Dolan McEniry Core Plus Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, tariffs, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

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Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Dolan McEniry Core Plus Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

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Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Dolan McEniry Core Plus Fund. Fixed income securities held by the Dolan McEniry Core Plus Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

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Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

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Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Dolan McEniry Core Plus Fund. Interest rates have been historically low, so the Dolan McEniry Core Plus Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

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Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Dolan McEniry Core Plus Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Dolan McEniry Core Plus Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

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Prepayment and Extension Risk. In times of declining interest rates, the Dolan McEniry Core Plus Fund’s higher yielding securities will be prepaid, and the Dolan McEniry Core Plus Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as

4	Litman Gregory Funds Trust

extension risk and may increase the Dolan McEniry Core Plus Fund’s sensitivity to rising rates and its potential for price declines.

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Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. The Dolan McEniry Core Plus Fund expects to invest approximately 25% of its total assets in below investment-grade fixed income securities.

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Sector Weightings Risk. Although sector focus is not a principal strategy of the Dolan McEniry Core Plus Fund, the Dolan McEniry Core Plus Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Dolan McEniry Core Plus Fund emphasizes investments in a particular sector, the Dolan McEniry Core Plus Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Dolan McEniry Core Plus Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

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Consumer Staples Sector Risk. The Dolan McEniry Core Plus Fund may invest a significant portion of its assets in the consumer staples sector. The success of companies in this sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

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Industrial Sector Risk. The Dolan McEniry Core Plus Fund may invest a significant portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

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U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of the Dolan McEniry Core Plus Fund, which will vary with changes in interest rates, the sub-advisor’s performance and other market conditions.

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Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Dolan McEniry Core Plus Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

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Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Dolan McEniry Core Plus Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Investment Selection Risk. The specific investments held in the Dolan McEniry Core Plus Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

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Active Management Risk. The Dolan McEniry Core Plus Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

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Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Dolan McEniry Core Plus Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Dolan

Fund Summary	5

McEniry Core Plus Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Dolan McEniry Core Plus Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub-advisor’s control, including instances at third parties. The Dolan McEniry Core Plus Fund, the Advisor and the sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Dolan McEniry Core Plus Fund or that could adversely impact the Fund’s performance.

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Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.

Performance

Simultaneous with the Dolan McEniry Core Plus Fund’s commencement of operation on September 20, 2021, the Dolan McEniry Core Plus Fund acquired the assets and assumed the liabilities of the iM Dolan McEniry Core Plus Fund, a series of Manager Directed Portfolios (the “Predecessor Fund”), in a reorganization (the “Reorganization”). The Dolan McEniry Core Plus Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization. Performance prior to September 20, 2021 is that of the Predecessor Fund.

The following performance information provides some indication of the risks of investing in the Dolan McEniry Core Plus Fund. The bar chart shows changes in the performance of the Dolan McEniry Core Plus Fund’s Institutional Class shares from year to year. The table below shows how the Dolan McEniry Core Plus Fund’s average annual total returns of the Institutional Class for the 1-year, 5-year and since inception periods compare to those of a broad-based market index and a secondary market index. Past performance, before and after taxes, does not necessarily indicate how the Dolan McEniry Core Plus Fund will perform in the future. Updated performance information is available on the Dolan McEniry Core Plus Fund’s website at www.imgp.com.

Dolan McEniry Core Plus Fund

Institutional Class Calendar Year Total Returns

as of December 31

2025
7.39%
2024
3.87%
2023
7.38%
-8.08%
2022
-0.86%
2021
2020
5.50%
2019
11.25%

During the period shown above, the highest and lowest quarterly returns earned by the Dolan McEniry Core Plus Fund were:

Highest:	7.70%	Quarter ended June 30, 2020
Lowest:	-5.56%	Quarter ended March 31, 2020

6	Litman Gregory Funds Trust

Average Annual Total Returns (for the periods ended December 31, 2025)
Dolan McEniry Core Plus Fund	One Year	Five Years	Since Fund Inception (9/28/2018)
Institutional Class*
Return Before Taxes	7.39%	1.77%	3.36%
Return After Taxes on Distributions	5.48%	0.40%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	4.34%	0.75%	2.01%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.14%
Bloomberg U.S. Intermediate Credit Index
(reflects no deduction for fees, expenses or taxes)	7.88%	1.54%	3.41%

*	Returns of the Institutional Class are those of the Institutional Class of the Predecessor Fund, for periods prior to September 20, 2021.

The Dolan McEniry Core Plus Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Dolan McEniry Core Plus Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management
INVESTMENT ADVISOR
iM Global Partner Fund Management, LLC
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:
Dolan McEniry Capital Management, LLC	Daniel D. Dolan, Jr., Managing Member, Portfolio Management and Security Selection	2018

	Roger S. McEniry, Managing Member, Portfolio Management and Security Selection	2018

	Robert W. Greber, III, CFA, Managing Director, Portfolio Management and Trading	2018

	Riley Liegel, Portfolio Manager	2024

Fund Summary	7

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund are shown below.

Fund/Type of Account	Minimum Initial Investment(1)	Minimum Additional Investment	Minimum Account Balance
Dolan McEniry Core Plus Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$5,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The Fund reserves the right to close purchases to new investors at any time.

Tax Information

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Litman Gregory Funds Trust